EXHIBIT 10.42

                         AMENDMENT No. 4

                 TO THE A320 PURCHASE AGREEMENT
                   dated as of August 10, 1992

                             between

                         ASVA, S.A.R.L.,

                               and

                     UNITED AIR LINES, INC.

This Amendment No. 4 (hereinafter referred to as the "Amendment") is entered into as of November 27, 1995, by and between AVSA, S.A.R.L., a societe a responsibilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the "Seller"), and UNITED AIR LINES, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 1200 East Algonquin Road, Elk Grove Village, Illinois 60007 (hereinafter referred to as the "Buyer").

                           WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A320 Purchase Agreement, dated as of August 10, 1992 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements, and Amendments attached thereto is hereinafter called the "Agreement"), which Agreement relates to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus Industrie A320-200 model aircraft (the "Aircraft") and certain Airbus Industrie A320-200 model option aircraft (the "Option Aircraft"). Amendment No. 1 to the Agreement was signed on November 24, 1993. Amendment No. 2 to the Agreement was signed on April 22, 1994. Amendment No. 3 to the Agreement was signed on March 31, 1995.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.


A320 - United Airlines           Amdt. 4-1
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.   EFFECT OF AMENDMENT

     The Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

5.   CONFIDENTIALITY

     Subject to any legal or governmental requirements of disclosure, the Parties (which for this purpose shall include their employees, agents and advisors) shall maintain strictly confidential the terms and conditions of this Amendment and any information, reports or other data furnished hereunder or in connection with the negotiation of this Amendment. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer with any Governmental agency and shall make such applications as shall be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing permitted hereunder of this Amendment or the terms and conditions hereof. Each party will inform the other of receipt of any legal demand, whether by subpoena, discovery request or otherwise, for disclosure of this Amendment or its contents. The provisions of this paragraph 4 shall survive any termination of this Amendment.

If the Foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provided below.

Agreed and Accepted                  Agreed and Accepted
UNITED AIR LINES, INC.               AVSA, S.A.R.L.


By: /s/ Douglas Hacker               By: /s/ Christophe Mourey

Its: Senior Vice President and       Its: Chief Executive Officer
     Chief Financial Officer

Date: 11/27/95                       Date: